UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 12, 2006
APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)
Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

3633 Flamingo Road, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 883-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
     ☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On September 12, 2006, HB-PS Holding Company, Inc. filed a registration statement on Form S-4 (the “S-4”) containing a preliminary proxy statement for the special meeting of the shareholders of Applica Incorporated (the “Company”) to consider a proposal to approve and adopt the proposed merger of the Company with and into HB-PS Holding Company, Inc. among other proposals. A copy of the Form S-4, including the preliminary proxy statement included within the S-4, is available at www.sec.gov under HB-PS Holding Company Inc.’s filings and is hereby incorporated by reference in its entirety by reference thereto. Copies of the S-4 may also be obtained as explained in the Important Information section below. The information contained in this Item 7.01, including the information incorporated by reference herein, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Important Information
Investors and security holders are urged to read the registration statement on Form S-4 and the proxy statement/prospectus/information statement included within the registration statement on Form S-4 when it becomes available and any other relevant documents to be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction because they will contain important information about HB-PS Holding Company, Inc. (“Hamilton Beach/Proctor-Silex”), Applica Incorporated and NACCO Industries, Inc. and the proposed transaction.
Investors and security holders may obtain free copies of these documents when they become available through the website maintained by the SEC at www.sec.gov. In addition, the documents filed with the SEC by Applica Incorporated may be obtained free of charge by directing such requests to Applica Incorporated, 3633 Flamingo Road, Miramar, Florida 33027, Attention: Investor Relations ((954) 833-1000), or from Applica Incorporated’s website at www.applicainc.com. The documents filed with the SEC by Hamilton Beach/Proctor-Silex, may be obtained free of charge by directing such requests to HB-PS Holding Company, Inc., 4421 Waterfront Drive, Glen Allen, Virginia 23060, Attention: Investor Relations ((804) 527-7166), or from Hamilton Beach/Proctor-Silex’s website at www.hamiltonbeach.com. The documents filed with the SEC by NACCO Industries, Inc. may be obtained free of charge by directing such requests to NACCO Industries, Inc., 5875 Landerbrook Drive, Cleveland, Ohio 44124, Attention: Investor Relations ((440) 449-9669), or from NACCO Industries, Inc.’s website at www.nacco.com.
Applica Incorporated, Hamilton Beach/Proctor-Silex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from Applica Incorporated stockholders with respect to the proposed transaction. Information regarding the interests of these officers and directors in the proposed transaction will be included in the registration statement on Form S-4 and proxy statement/prospectus/information statement included within the registration statement on Form S-4. In addition, information about Applica Incorporated’s directors, executive officers and members of management is contained in Applica Incorporated’s most recent proxy statement, which is available on Applica Incorporated’s website and at www.sec.gov. Additional information regarding the interests of such potential participants will be included in the registration statement on Form S-4, the proxy statement prospectus /information statement contained therein and other relevant documents filed with the SEC.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 12, 2006	Applica Incorporated
	By:	/s/ Terry Polistina
Terry Polistina, Senior Vice President and Chief
Financial Officer of Applica Incorporated

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